UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 1,2014.
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
ONESTARPOINT
STAMFORD, CT 06902
Meeting Information
Meeting Type: Annual Meeting
For record holders as of
the close of business on: March 6, 2014
Date: May 1, 2014
Time: 10:00 a.m., EOT
Location: W Washington, D.C.
515 15th Street NW
Washington, D.C. 20004
You are receiving this Notice of Meeting and Interent Availability of Proxy Materials because you hold shares of stock in the company named above.
This is not a ballot. You cannot use this Notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you over the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE: Notice & Proxy Statement and Annual Report
How to View Proxy Materials Online:
Have the information that is printed in the box marked by the arrow —> | XXXX XXXX XXXX| (located on the following page) readily available
and visit vmw.prvxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
There is no charge for requesting a copy of the Proxy Materials. If you want to receive a paper or e-mail copy of the Proxy Materials, you must make a request by one of the following methods:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BYE-MAIL*: sendmaterial@proxyvote.com
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How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: To gain admittance to the stockholder meeting, you must present valid photo identification, such as a driver’s licence or passport At the meeting, you will need to request a ballot to vote these shares.
Vote By Proxy By Internet: To authorize a proxy to vote now by Internet go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow —XXXX XXXX XXXX (located on the following page) readily available and follow the instructions.
Vote By Proxy By Mail: You can authorize a proxy to vote by mail by requesting a paper copy of the materials, which will include a proxy card that you mark, sign, date and mail in the provided postage-paid envelope.
Vote Confirmation: You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on May 1, 2014, via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow — XXXX XXXX XXXX . Vote confirmation is available 24 hours after your vote is received beginning April 16, 2014, with the final vote tabulation remaining available through July 1, 2014.

I Voting Items |
Vote on Directors
The Board of Directors recommends you vote FOR each of the following nominees:
1. Election of Directors Nominees:
1a. Frits van Paasschen
1b. Bruce W. Duncan
1c. Adam M. Aron
1d. Charlene Barshefsky
1e. Thomas E. Clarke
1f. Clayton C. Daley, Jr.
1g. Lizanne Galbreath
1h. Eric Hippeau
1i. Aylwin B. Lewis
1j. Stephen R. Quazzo
1k. Thomas 0. Ryder
Vote on Proposals
The Board of Directors recommends you vote FOR the following proposals:
2. To approve, on a non-binding advisory basis, the compensation of our named executive officers.
3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2014.
In their discretion, the proxy holders will vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

M67379-P48164